Exhibit 99.1

Investor Contacts:
Olga Guyette, Sr. Director-Investor Relations & Treasury	David Trenk, Manager-Investor Relations
(781) 356-9763	(203) 733-4987
olga.guyette@haemonetics.com	david.trenk@haemonetics.com

Media Contact:

Josh Gitelson, Director-Global Communications

(781) 356-9776

josh.gitelson@haemonetics.com

Haemonetics Announces Proposed Convertible Senior Notes Offering

BOSTON, MA, May 21, 2024 -- Haemonetics Corporation (“Haemonetics”) (NYSE: HAE) today announced its intention to offer, subject to market and other conditions, $525,000,000 aggregate principal amount of Convertible Senior Notes due 2029 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Haemonetics also expects to grant the initial purchasers of the notes an option to purchase up to an additional $75,000,000 aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Haemonetics, will accrue interest payable semi-annually in arrears, and will mature on June 1, 2029, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Haemonetics will settle any conversion amounts of the notes up to the $1,000 principal amount of the notes in cash, and any conversion amounts in excess of the principal amount in cash, shares of Haemonetics’ common stock or a combination thereof, at Haemonetics’ election. The final terms of the notes, including the initial conversion price, interest rate and certain other terms of the notes, will be determined at the time of pricing.

Haemonetics intends to use the net proceeds from the offering to fund the cost of entering into the capped call transactions described below and to use the remainder of the proceeds for working capital and other general corporate purposes, which may include the repayment and/or repurchase of indebtedness. If the initial purchasers exercise their option to purchase additional notes, then Haemonetics intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below and the remainder for working capital and other general corporate purposes.

In connection with the pricing of the notes, Haemonetics expects to enter into privately negotiated capped call transactions with certain financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Haemonetics’ common stock initially underlying the notes. If the initial purchasers exercise their option to purchase additional notes, Haemonetics expects to enter into additional capped call transactions with the option counterparties. The capped call transactions are expected generally to reduce or offset the potential dilution to Haemonetics’ common stock upon any conversion of the notes and/or to offset any potential cash payments Haemonetics is required to make in excess of the principal amount of the converted notes, as the case may be, with such reduction and/or offset subject to a cap.

Haemonetics expects that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Haemonetics’ common stock and/or purchase shares of Haemonetics’ common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Haemonetics’ common stock or the notes at that time.

In addition, Haemonetics expects the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Haemonetics’ common stock and/or purchasing or selling Haemonetics’ common stock or other securities of Haemonetics in secondary market transactions following the pricing of the notes and from time to time prior to the maturity of the notes (and are likely to do so following any conversion of the notes, any repurchase of the notes by us on any fundamental change repurchase date, any redemption date or any other date on which the notes are retired by Haemonetics, in each case if Haemonetics exercises its option to terminate the relevant portion of the capped call transactions, where such termination is at its option).This activity could also cause or avoid an increase or a decrease in the market price of Haemonetics’ common stock or the notes, which could affect a noteholder’s ability to convert the notes, and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares, if any, and value of the consideration that noteholders will receive upon conversion of the notes.

The notes will be sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and unless so registered, the notes and any such shares cannot be offered or sold except pursuant to an applicable exemption from, or in a transaction not subject to, such registration requirements. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any offer or sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Haemonetics

Haemonetics (NYSE: HAE) is a global healthcare company dedicated to providing a suite of innovative medical products and solutions for customers, to help them improve patient care and reduce the cost of healthcare. Our technology addresses important medical markets: blood and plasma component collection, the surgical suite, and hospital transfusion services.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements, including, among other things, statements regarding the completion, timing and size of the proposed offering, the terms of the notes and the capped call transactions, the expected use of proceeds, expectations regarding actions of the option counterparties and their respective affiliates, and repurchase transactions. In addition, other written or oral statements that constitute forward-looking statements may be made by Haemonetics or on its behalf. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should,” “estimate,” “may,” “target,” “project,” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements represent the current expectations of Haemonetics regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are (i) the risk that the offering will not be consummated, (ii) changes as a result of market conditions, including market interest rates, (iii) fluctuations in the trading price and volatility of Haemonetics’ common stock, (iv) the risk that the capped call transactions will not become effective, (v) whether and on what terms Haemonetics may repay and/or repurchase indebtedness, (vi) unanticipated uses of capital, (vii) the impact of general economic, industry or political conditions in the United States or internationally, and (viii) risks relating to Haemonetics’ business, including those described in Haemonetics’ Annual Report on Form 10-K for the year ended March 30, 2024 and other filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this press release speak only as of the date of this press release, and Haemonetics does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.